UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):  June 18, 2013

Z TRIM HOLDINGS, INC.
________________________________________________________________________

(Exact name of registrant as specified in its charter)

Illinois                                         001-32134                                                      36-4197173
(State or other jurisdiction of incorporation)                  (Commission  File Number)                  (I.R.S. Employer  Identification No.)

1011 Campus Drive, Mundelein, Illinois                                                                                        60060
(Address of principal executive offices)                                                                                       (Zip Code)

Registrant’s telephone number, including area code:  (847) 549-6002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

Z Trim Holdings, Inc. (the “Company”) will present to members of the investment community as part of a road show program.  A copy of the investor presentation to be used on the road show is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 hereto to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

The investor presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions.     These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks include, but are not limited to, our history of operating losses, that our auditors have expressed substantial doubt regarding our ability to continue as a going concern, the fact that we may dilute existing shareholders through additional stock issuances, our reliance on our intellectual property and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including in the “Part I, Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.  The forward-looking statements contained in Exhibit 99.1 to this Current Report on Form 8-K are made as of the date of the investor presentation, and the Company assumes no obligation to update or supplement any forward-looking statements.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Presentation of Z Trim Holdings, Inc., June 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2013                                                                           Z TRIM HOLDINGS, INC.
                            (Registrant)

By:           /s/ Steven J. Cohen
Stephen J. Cohen
President and Chief Executive Officer